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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 16, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On June 16, 2005, the Board of Directors of American International Group, Inc. (AIG), adopted an amendment to AIG's By-laws in order to provide that the Chairman of the Board of Directors shall be a director who is independent under the New York Stock Exchange listing standards.

         A copy of AIG's By-laws, as so amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

         On June 17, 2005, AIG announced in a press release the record date and date of AIG's Annual Meeting of Shareholders and that the AIG Board of Directors approved changes in AIG's By-laws and Corporate Governance Guidelines to reflect the Board's current belief that the Chairman should be an independent director and that at least two-thirds of the directors should be independent under the New York Stock Exchange listing standards. A copy of the Corporate Governance Guidelines, as amended on June 16, 2005, described in the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information furnished pursuant to this Item 7.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under such Section and shall not be deemed to be incorporated by reference into any filing of AIG under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 3.1 American International Group, Inc. By-laws, as amended on June 16, 2005.

      Exhibit 99.1 American International Group, Inc. Corporate Governance Guidelines, as amended on June 16, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: June 20, 2005                     By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

 3.1 American International Group, Inc. By-laws, as amended on June 16, 2005.

99.1 American International Group, Inc. Corporate Governance Guidelines, as amended June 16, 2005.